                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                 -------------
                                   FORM 8-K/A
                                 -------------

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               October 31, 1997
                         -----------------------------
                                (Date of Report)
                       (Date of earliest event reported)


                           CAREY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  000-22551            52-1171965
   (State of incorporation         (Commission        (IRS Employer
   or organization)                File Number)       Identification No.)

                     4530 Wisconsin Avenue, NW, Fifth Floor
                              Washington, DC 20016
                                 (202) 895-1200
         (Address of principal executive offices, including zip code and telephone numbers)



                                      N/A
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events
          ------------

          The supplemental consolidated financial statements of Carey International, Inc. and Subsidiaries as of November 30, 1995 and 1996, and August 31, 1997, for each of the years in the three-year period ended November 30, 1996 and for the three month and nine month periods ended August 31, 1997 and 1996, together with the related supplemental schedules and supplemental Management's Discussion and Analysis of Results of Operations and Financial Condition, in each case as restated for the merger of Carey International, Inc. with and into Indy Connection Limousines, Inc. and Subsidiary (consummated on October 31, 1997) accounted for as a pooling-of-interests under Accounting Principles Board Opinion No. 16, are filed as exhibits hereto and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information
         -----------------------------------------------------

     a.  Financial statements of business acquired.

         1    Indy Connection Limousines, Inc. Financial Statements

     b.  Pro forma financial information

              The supplemental financial data schedules (Exhibits 99.1 to 99.8) provide the pro forma financial information giving effect to the acquisition of Indy Connection Limousines, Inc.

     c.  Exhibits.
         --------

         The following exhibits are filed herewith:

          2.1 Amended and Restated Agreement and Plan of Merger made as of October 10, 1997 by and among Carey International, Inc., Carey Limousine Indiana, Inc., Indy Connection Limousines, Inc., Transit Tours, Inc., KD & Associates Professional Corporation, Craig Del Fabro and Kim Del Fabro. (Previously provided with companies 8-K filed November 13, 1997.)

         11   Supplemental Computations of Earnings Per Share

         23   Consent of Coopers & Lybrand L.L.P.

         99.1 Supplemental consolidated financial statements of Carey International, Inc. and Subsidiaries as of August 31, 1997, and for the three and nine month periods ended August 31, 1997 and 1996, restated for the merger of Carey International, Inc. and Indy Connection Limousine, Inc. and Subsidiary (consummated on October 31, 1997) accounted for as a pooling-of-interests under Accounting Principles Board Opinion No. 16 ("APB No. 16").

         ------------------------------------------------------------------

     c.  Exhibits.
         --------

         99.2 Supplemental consolidated financial statements of Carey International, Inc. and Subsidiaries as of November 30, 1996 and 1995, and for each of the years in the three-year period ended November 30, 1996 restated for the merger of Carey International, Inc. and Indy Connection Limousine, Inc. and Subsidiary (consummated on October 31, 1997) accounted for as a pooling-of-interests under Accounting Principles Board Opinion No. 16.

         99.3 Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operation restated for the merger of Carey International, Inc. and Indy Connection Limousine, Inc. and Subsidiary (consummated on October 31, 1997) accounted for as a pooling-of-interests under Accounting Principles Board No. 16.

         99.4 Supplemental Financial Data Schedules as of and for the nine month period ended August 31, 1997.

         99.5 Supplemental Financial Data Schedule for the nine month period ended August 31, 1996.

         99.6 Supplemental Financial Data Schedules as of and for the year ended November 30, 1996.

         99.7 Supplemental Financial Data Schedules as of and for the year ended November 30, 1995.

         99.8 Supplemental Financial Data Schedule for the year ended November 30, 1994.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CAREY INTERNATIONAL, INC.



                                      By: /s/ David H. Haedicke
                                          ----------------------------------
                                          David H. Haedicke
                                          Executive Vice President
                                          Chief Financial Officer

Date:  January 13, 1998